                                                                   Exhibit 10.12

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

[*] confidentiality requested

                                                                   EXHIBIT 10.12

                 [Gorges/Quick-To-Fix Foods, Inc. Letterhead]

September 12, 1996

Mr. Drew Ritger
Sonic Corporation
101 Park Avenue
Oklahoma City, OK 73102

Dear Drew:

This letter confirms our conversation regarding pricing of Sonic Beef Patties.
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If you have any questions, please call.

Sincerely,
GORGES/QUICK-TO-FIX

/s/ Randy Collins
Randy Collins

Vice President - Sales & Marketing

RC:kls
cc:  Dick Mitchell


[*]confidentiality requested

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